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                                                              EXHIBIT 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, David Lerner, President and Treasurer of Spirit of America Investment Fund, Inc. (the "Fund"), certify that:

       1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:  JUNE 30, 2003               /s/ David Lerner
                            ----------------------------------------------------
                            David Lerner, President and Treasurer
                            (principal executive officer and principal financial officer)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.